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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 22, 1999
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                      1-2572                    73-1520922
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1 - 4. Not Applicable.

Item 5.      Other Events.

             The previously announced strategic alliance between ONEOK, Inc. and Costilla Energy, Inc., has been terminated after announcement by Costilla that it had terminated a purchase sale agreement with Pioneer Natural Resources
Company.

             On April 20, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.      Not Applicable

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
No.          Description

99.a         Press release issued by ONEOK, Inc. dated April 20, 1999.

Items 8-9.   Not Applicable











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 20th of April, 1999.


                                              ONEOK, Inc.

                                       By:    Jim Kneale
                                              ----------------------------------
                                              Jim Kneale, Vice President,
                                              Chief Financial Officer, and
                                              Treasurer


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                               INDEX TO EXHIBITS

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


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.a         Press release issued by ONEOK, Inc. dated April 20, 1999.